UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 21, 2004

CARDIOGENESIS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

California (State or Other Jurisdiction of Incorporation)	000-28288 (Commission File Number)	77-0223740 (I.R.S. Employer Identification No.)

26632 Towne Centre Drive, Suite 320
Foothill Ranch, CA 92610
(Address of Principal Executive Offices)
(Zip Code)

(714) 649-5000
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Regulation FD Disclosure.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 4.1
EXHIBIT 4.4
EXHIBIT 4.5
EXHIBIT 4.6
EXHIBIT 4.7
EXHIBIT 99.1

Item 5. Other Events and Regulation FD Disclosure.

     On January 21, 2004, CardioGenesis Corporation (the “Company”) entered into a Securities Purchase Agreement with certain institutional investors pursuant to which the Company issued in a private placement 3,139,535 shares of its common stock. In addition, the Company issued to the investors two sets of warrants to acquire common stock. The first set of warrants are immediately exercisable for a period of five years for up to an aggregate of 3,139,535 shares of common stock at an exercise price of $1.37 per share. The second set of warrants are exercisable for up to an aggregate of 1,569,768 shares of common stock at an exercise price of $1.00 per share for a period of approximately six months after the registration statement to be filed by the Company for the resale of the shares issued or issuable in the transaction is declared effective by the Securities and Exchange Commission. The Company also granted certain registration rights to the investors pursuant to a Registration Rights Agreement, dated January 21, 2004. A copy of the Securities Purchase Agreement and the Registration Rights Agreement are filed herewith as Exhibits 4.4 and 4.5, respectively.

     In connection with the transaction, the Company amended its Rights Agreement, dated August 17, 2001, as amended. A copy of the Second Amendment to Rights Agreement is filed herewith as Exhibit 4.1.

     On January 22, 2004, the Company issued a press release announcing the transaction described above. A copy of the press release is filed herewith as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Not applicable

(b) Not applicable

(c) The following exhibits are filed with this Report

Exhibit No.	Description

Exhibit 4.1	Second Amendment to Rights Agreement, dated as of January 21, 2004, between CardioGenesis Corporation and EquiServe Trust Company, N.A., as Rights Agent

Exhibit 4.2	First Amendment to Rights Agreement, dated as of January 17, 2002, between CardioGenesis Corporation and EquiServe Trust Company, N.A., as Rights Agent (filed previously as Exhibit 4.1 to Form 8-K on January 18, 2002)

Exhibit 4.3	Rights Agreement, dated as of August 17, 2001, between CardioGenesis Corporation and EquiServe Trust Company, N.A., as Rights Agent (filed previously as Exhibit 4.1 to Form 8-K on August 20, 2001)

Exhibit 4.4	Securities Purchase Agreement, dated as of January 21, 2004, by and among CardioGenesis Corporation and each of the investors identified therein

Exhibit 4.5	Registration Rights Agreement, dated as of January 21, 2004, by and among CardioGenesis Corporation and the investors identified therein

Exhibit 4.6	Form of Common Stock Purchase Warrant, dated January 21, 2004, having an exercise price of $1.37 per share

Exhibit 4.7	Form of Common Stock Purchase Warrant, dated January 21, 2004, having an exercise price of $1.00 per share

Exhibit 99.1	Press Release issued by CardioGenesis Corporation, dated January 22, 2004

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 26, 2004	CARDIOGENESIS CORPORATION

	By:	/s/ Christine G. Ocampo

Christine G. Ocampo Chief Financial Officer and Secretary

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EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1	Second Amendment to Rights Agreement, dated as of January 21, 2004, between CardioGenesis Corporation and EquiServe Trust Company, N.A., as Rights Agent

Exhibit 4.2	First Amendment to Rights Agreement, dated as of January 17, 2002, between CardioGenesis Corporation and EquiServe Trust Company, N.A., as Rights Agent (filed previously as Exhibit 4.1 to Form 8-K on January 18, 2002)

Exhibit 4.3	Rights Agreement, dated as of August 17, 2001, between CardioGenesis Corporation and EquiServe Trust Company, N.A., as Rights Agent (filed previously as Exhibit 4.1 to Form 8-K on August 20, 2001)

Exhibit 4.4	Securities Purchase Agreement, dated as of January 21, 2004, by and among CardioGenesis Corporation and each of the investors identified therein

Exhibit 4.5	Registration Rights Agreement, dated as of January 21, 2004, by and among CardioGenesis Corporation and the investors identified therein

Exhibit 4.6	Form of Common Stock Purchase Warrant, dated January 21, 2004, having an exercise price of $1.37 per share

Exhibit 4.7	Form of Common Stock Purchase Warrant, dated January 21, 2004, having an exercise price of $1.00 per share

Exhibit 99.1	Press Release issued by CardioGenesis Corporation, dated January 22, 2004